FISCAL 2010 ANNUAL
FISCAL 2010 ANNUAL
SHAREHOLDERS MEETING
SHAREHOLDERS MEETING
July 22, 2010 July 22, 2010
Jeffrey M. Platt Jeffrey M. Platt
Chief  Operations  Officer Chief  Operations  Officer
Dean E. Taylor Dean E. Taylor
Chairman, President and Chairman, President and
Chief Executive Officer Chief Executive Officer
Quinn P. Fanning Quinn P. Fanning
Executive Vice President Executive Vice President
and Chief Financial Officer and Chief Financial Officer
Exhibit 99.1

M/V DAMON B. BANKSTON M/V DAMON B. BANKSTON 2

“Terror, daring rescue in Gulf of
Mexico oil rig explosion recounted”
May 7, 2010
“Sea captain tells of rig blast in gritty detail”
May 11, 2010
“Horizon hero hits the U.S.”
May 21, 2010
“Boom”
July 2010
“U.S. rig witness recalls
rain of mud, green flash”
May 11, 2010
“In the Gulf of Mexico, what went wrong
with the Deepwater Horizon oil drilling rig?”
May 9, 2010
“Oil crew rescuer opens
up about explosion”
May 13, 2010
“MEDIA COVERAGE OF HEROIC EFFORTS”
“MEDIA COVERAGE OF HEROIC EFFORTS”

THE CREW OF THE THE CREW OF THE DAMON B. BANKSTON DAMON B. BANKSTON 4

CHAIRMAN’S AWARD CHAIRMAN’S AWARD 5

“CHAIRMAN’S AWARD” “CHAIRMAN’S AWARD” PLAQUE PLAQUE 6

OPERATIONS REVIEW OPERATIONS REVIEW Jeff Platt – Jeff Platt – Chief Operations Officer Chief Operations Officer 7

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS

Phone:
504.568.1010
Fax:
504.566.4580
Web:
www.tdw.com
Email:
connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production;
changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets;
instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries of operations; foreign currency fluctuations; labor influences proposed by international conventions; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

SM SAFETY – SAFETY – A TOP PRIORITY A TOP PRIORITY 9

0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
Calendar Years
2002
2003 2004
2005
2006
2007
2008
2009
TIDEWATER
DUPONT DOW CHEMICAL EXXON MOBIL
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES

August 12, 2008 Over 700 days worked since Over 70,000,000 man hours worked since First Time in Tidewater History ZERO LOST TIME ACCIDENTS ZERO LOST TIME ACCIDENTS IN FISCAL 2010 IN FISCAL 2010 11

International / U.S.
2010:  93% / 7%
2000:  62% / 38%
North America
20
(7%)
Central/South America
69
(23%)
Europe / M.E.
32
(11%)
Far East
42
(14%)
West Africa
131
(45%)
VESSEL DISTRIBUTION BY REGION
(excludes stacked vessels – as of 3/31/10)

Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
International market opportunities
•
Growth
•
Longer contracts
•
Better utilization
•
Higher dayrates
Solid customer base of NOC’s and IOC’s
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH

NOC's
24%
Others
35%
Super Majors
41%
Our top 10 customers in Fiscal 2010 (6 Super Majors,
3 NOC’s and one large independent) accounted for 63% of our revenue
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base

5
60
63
71
107
108
276
0
100
200
300
400
500
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others
(1,752 total
vessels for
300+ owners)
VESSEL POPULATION BY OWNER
(includes AHTS’s and PSV’s only) Estimated as of 3/31/10

Vessel Count Estimated Cost
AHTS 80 $1,426m
PSV’s 74 $1,449m
Crewboats & Tugs 67 $289m
TOTALS: 221 $3,164m
At 3/31/10, 170 new vessels in fleet with ~5 year average age
Vessel Commitments
Jan. ’00 – March ‘10
28 vessels delivered during Fiscal 2010
THE LARGEST MODERN FLEET
THE LARGEST MODERN FLEET
IN THE INDUSTRY  . . . .
IN THE INDUSTRY  . . . .

Count
AHTS 18
PSV 16
Crew and Tug 2
Total 36
Vessels Under Construction*
As of March 31, 2010
* Includes five new vessels committed to purchase as of 3/31/10
21 of these vessels are expected to be delivered during Fiscal 2011
…. AND OUR LEAD IS GROWING
…. AND OUR LEAD IS GROWING

FINANCIAL REVIEW FINANCIAL REVIEW Quinn Fanning – Quinn Fanning – EVP & CFO EVP & CFO 18

Positive longer-term fundamentals
•
Global economy stabilizing; however, recovery may be slow and choppy
•
Credit markets healthier, despite European debt crisis
•
Commodity prices support higher E&P spending (up ~12% in
2010
1
)
•
Offshore rig count recovering (ex-US GoM)
•
Market conditions require continued fleet rebalancing
1) Source: Barclays
A VIEW FROM THE BRIDGE
A VIEW FROM THE BRIDGE

History of earnings growth and solid, through-cycle
returns
Well positioned to optimize expected market
recovery
World’s largest new fleet
•
Global operating footprint
•
High quality customer base
•
Strong financial profile
A VIEW FROM THE BRIDGE (cont.)
A VIEW FROM THE BRIDGE (cont.)

Year  Ended
3/31/10 3/31/09
Revenues $1,169 $1,391
Adjusted Net Earnings* $279 $407
Adjusted EPS* $5.41 $7.89
Net Cash from Operations $328 $526
Capital Expenditures $452 $474
* Adjusted Net Earnings and Adjusted EPS for the year ended 3/31/10 excludes
$44.6 million, or $0.87 per share, related to provision for Venezuelan operations; $36.1 million, or $0.70 per share, tax benefit related to favorable resolution of tax litigation; and $11.4 million, or $0.22 per share, charge associated with proposed settlement with the SEC.
$ in Millions,
Except Per Share Data
SELECTED FINANCIAL HIGHLIGHTS
SELECTED FINANCIAL HIGHLIGHTS

March 2010 March 2009
Cash $223 $251
Stockholders’ Equity $2,464 $2,245
Long-term Debt $275 $300
Net Debt to Total Cap 2.1% 2.1%
($ in Millions)
~ $675 million of Available Liquidity at 3/31/10
(Cash plus $450m Revolver)
STRONG FINANCIAL PROFILE;
STRONG FINANCIAL PROFILE;
SIGNIFICANT AVAILABLE LIQUIDITY
SIGNIFICANT AVAILABLE LIQUIDITY

5-year average Revenue: $1,131 million 5-year average Gross Margin: 51% 5-year CAGR in New vessel revenue: ~29% VESSEL REVENUE AND GROSS MARGINS VESSEL REVENUE AND GROSS MARGINS 23

32% Six-Year Compounded
Annual Earnings Growth Rate
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs. EPS in
Fiscal 2010 is exclusive of $.87 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a
$0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter.
Adjusted Return
On Avg. Equity    4.3%            7.2% 12.4% 18.5%             18.3% 19.5%              11.9%
SIGNIFICANT EARNINGS GROWTH
SIGNIFICANT EARNINGS GROWTH
24
$5.41
$7.89
$1.03
$1.78
$3.33
$5.94
$6.39
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009 Fiscal 2010

Over an 11-year period, Tidewater invested $3.2 billion in CAPX ($2.8 billion in the “new” fleet), and paid out $923 million through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.1 billion and $640 million, respectively
PRIMARY USES OF CASH
PRIMARY USES OF CASH

-50%
0%
50%
100%
150%
200%
Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10
TDW DJIA S&P500 OSX
OSX 52%
S&P 500  9%
DJIA 16%
TDW 36%
RETURNS vs
RETURNS vs
the MARKET
the MARKET
FIVE YEAR STOCKHOLDER RETURN
FIVE YEAR STOCKHOLDER RETURN

Balance Sheet data as of March 31, 2010, except GBB (12/31/09)
Net Debt = ST + LT Debt, Less Cash
Equity = Share price (in USD) at 3/31 times shares outstanding at 3/31, except GBB (12/31)
USD/EUR = 1.263; USD/NOK = 0.156
Capitalization (Market) Net Debt / Net Book Capital
CAPITALIZATION OF KEY
CAPITALIZATION OF KEY
OSV COMPANIES
OSV COMPANIES

Enterprise Value / EBITDA Price / Earnings
Source: FBR Capital Markets Corporation
Maritime Comparable Company Analysis
June 28, 2010
RELATIVE VALUATIONS
RELATIVE VALUATIONS

Dividend Yield 2.5% 2.6% 2.6% -- -- --

Source: Thomson Reuters
As of June 28, 2010
~71% of non-index investors
focused on long-term value creation
STOCK OWNERSHIP
STOCK OWNERSHIP
BY INVESTMENT STYLE
BY INVESTMENT STYLE
29
GARP
17%
Index
17%
Growth
13%
Income
8%
Specialty
1%
Value
43%

Maintain
Financial Strength
EVA-Based Investments
On Through-cycle Basis
Deliver Results
FINANCIAL STRATEGY FOCUSED ON
FINANCIAL STRATEGY FOCUSED ON
CREATING LONG-TERM SHAREHOLDER VALUE
CREATING LONG-TERM SHAREHOLDER VALUE

FISCAL 2010 ANNUAL
FISCAL 2010 ANNUAL
SHAREHOLDERS MEETING
SHAREHOLDERS MEETING
July 22, 2010 July 22, 2010
Jeffrey M. Platt Jeffrey M. Platt
Chief  Operations  Officer Chief  Operations  Officer
Dean E. Taylor Dean E. Taylor
Chairman, President and Chairman, President and
Chief Executive Officer Chief Executive Officer
Quinn P. Fanning Quinn P. Fanning
Executive Vice President Executive Vice President
and Chief Financial Officer and Chief Financial Officer